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                                                                    EXHIBIT 23.2


                 CONSENT OF STRADLING YOCCA CARLSON & RAUTH


We consent to the reference to our firm under the captions "Material United States Federal Income Tax Consequences" and "Legal Matters" included in the prospectus.



                                /s/ Stradling Yocca Carlson & Rauth

March 27, 2003